CONSOLIDATED BALANCE SHEETS (Parentheticals) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Accounts receivable, allowance for doubtful accounts (in Dollars)	$ 17,450	$ 0
Accumulated depreciation (in Dollars)	$ 172,783	$ 108,886
Common stock, par value (in Dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized	150,000,000	150,000,000
Common stock, shares issued	17,539,982	16,931,816
Common stock, shares outstanding	17,539,982	16,931,816